UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K
_____________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2014

_____________________________________

CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

_____________________________________

Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1233 O. G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip Code)

(706) 645-1391
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On July 29-30, 2014, Charter Financial Corporation (the “Company”), the holding company of CharterBank, will participate in the KBW Community Bank Investor Conference (the “Conference”). The Company’s Investor Presentation attached hereto as Exhibit 99.1 will be made available to investors at the Conference. A copy of the Company’s Investor Presentation will also be posted in the Investor Relations section of the Company’s website at www.charterbk.com.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Charter Financial Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	July 28, 2014	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer